UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 14, 2020

Duck Creek Technologies, Inc.

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-39449		84-3723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)		(IRS Employer Identification No.)

22 Boston Wharf Rd., Floor 10	Boston	Massachusetts	02210
(Street Address)	(City)	(State)	(Zip Code)

Registrant’s telephone number, including area code (949) 214-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	DCT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry into a Material Definitive Agreement.

On August 18, 2020, Duck Creek Technologies, Inc. (the “Company”) closed its initial public offering (the “IPO”) of 17,250,000 shares of its common stock, $0.01 par value per share (the “Common Stock”), at an offering price of $27.00 per share, pursuant to the Company’s registration statement on Form S-1 (File No. 333-240050) (as amended, the “Registration Statement”). On August 17, 2020, the Company filed a Prospectus dated August 13, 2020 (the “Prospectus”) with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

a Stockholders Agreement, dated as of August 14, 2020 and effective as of August 18, 2020, among the Company, Accenture LLP (“Accenture LLP”), Accenture Holdings BV (“Accenture BV” and, together with Accenture LLP, the “Accenture Investors”) and Disco (Guernsey) Holdings L.P. Inc. (the “Apax Investor”);

•	a Second Amended and Restated Registration Rights Agreement, dated as of August 18, 2020, by and among the Company, the Apax Investor, the Accenture Investors and the other holders party thereto; and

•

an Amended and Restated Restrictive Covenants Side Letter, dated as of August 18, 2020, by and among Disco (Cayman) Acquisition Co., Disco Topco Holdings (Cayman), L.P. (the Company’s direct wholly-owned subsidiary), Apax Partners, L.P., Accenture Holdings plc, Accenture International SARL and Accenture LLP.

The terms of each of the agreements are substantially the same as the terms set forth in the forms of such agreements that were filed as exhibits to the Registration Statement and as previously described in the Registration Statement and the Prospectus. Copies of each of the agreements are attached as Exhibit 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

In connection with the closing of the IPO, in connection with the Reorganization Transactions described in the Prospectus, the Company issued 113,437,830 shares of common stock in consideration for equity interests of Disco Topco Holdings (Cayman), L.P. held by its pre-IPO equity holders. Such shares of common stock were issued in reliance on the exemption contained in Section 4(a)(2) of the Securities Act on the basis that the transactions did not involve a public offering. No underwriters were included in such issuances.

Item 3.03. Material Modifications to Rights of Security Holders

The description in Item 5.03 below of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company is incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Articles of Incorporation

On August 14, 2020, the Company amended and restated its Certificate of Incorporation (the “Amended and Restated Charter”). The Company’s board of directors previously approved the Amended and Restated Charter to be effective prior to the completion of the IPO. A description of the Amended and Restated Charter is set forth in the section of the Prospectus entitled “Description of Capital Stock.” The Amended and Restated Charter is the same form as previously described in the Registration Statement, and in such form as was previously filed as an exhibit to the Registration Statement. The description of the Amended and Restated Charter is qualified in its entirety by reference to the full text of the Amended and Restated Charter filed herewith as Exhibit 3.1 and incorporated herein by reference.

Amended and Restated Bylaws

Effective as of August 14, 2020, the Company adopted amended and restated bylaws (the “Amended and Restated Bylaws”). The Company’s board of directors previously approved the Amended and Restated Bylaws to be effective prior to the completion of the IPO. A description of the Amended and Restated Bylaws is set forth in the section of the Prospectus entitled “Description of Capital Stock.” The Amended and Restated Bylaws are the same form as previously described in the Registration Statement, and in such form as was previously filed as an exhibit to the Registration Statement. The description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Duck Creek Technologies, Inc. (Incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-8 (File No. 333-246116) filed on August 14, 2020)

3.2	Amended and Restated Bylaws of Duck Creek Technologies, Inc. (Incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-8 (File No. 333-246116) filed on August 14, 2020)

10.1	Stockholders Agreement, dated as of August 14, 2020, among the Company, the Accenture Investors and the Apax Investor

10.2	Second Amended and Restated Registration Rights Agreement, dated as of August 18, 2020, by and among the Company, the Apax Investor, the Accenture Investor and the other holders party thereto

10.3	Amended and Restated Restrictive Covenants Side Letter, dated as of August 18, 2020, by and among Disco (Cayman) Acquisition Co., Disco Topco Holdings (Cayman) L.P., Apax Partners L.P., Accenture Holdings plc, Accenture International SARL, and Accenture LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCK CREEK TECHNOLOGIES, INC.

By:	/s/ Christopher Stone
Name: Christopher Stone Title: General Counsel and Secretary

Date: August 20, 2020